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                                                                    EXHIBIT 10.6

                      AMENDMENT TO AT&T MANAGEMENT COMPANY
                              COMMISSION AGREEMENT


         The AT&T Management Company Commission Agreement entered into as of January 16, 1997 ("Agreement"), between AT&T Corp. ("AT&T") and MURDOCK COMMUNICATIONS CORPORATION ("Agent") is amended, effective upon signing by both parties, as follows:

         WHEREAS, Agent desires to no longer manage telecommunications services for Telephones at the Locations and therefore, wishes to terminate the Agreement; and

         WHEREAS, AT&T has agreed to the termination of said Agreement; and

         WHEREAS, both parties desire to close out any payments due under said Agreement and to set forth Agent's obligations to AT&T regarding the relationship that AT&T desires to pursue with the Locations.

         NOW, THEREFORE in consideration of the mutual benefits accruing to each party, the parties hereby covenant and agree as follows:

1. The Agreement shall officially expire as of October 15, 1998 ("Expiration Date").

2. No later than close of business October 9, 1998, Agent shall provide information required by AT&T to enable AT&T's payment of any commissions due and owing from Agent to the Locations for the approximate time period from March 1998 through the Expiration Date hereunder. Such information shall include, but not be limited to, the Location payee name, the address, the amount of commissions owed to such Location, federal tax identification numbers and any other information that AT&T deems necessary in completing such action. AT&T shall not be obligated to pay such commissions until said information has been provided to AT&T by Agent.

3. Contingent upon Agent providing the information in accordance with paragraph 2, above, AT&T agrees to pay to Agent Twelve Thousand Five Hundred Dollars ($12,500).

4. AT&T shall pay to Agent the Compliance Incentive Bonus that has been earned by Agent, as set forth in Section 5.0 of the Agreement, for the period of June 16, 1998 through September 15, 1998, subject to adjustment in accordance with subsection 5.5. For the period of September 16 through October 15, 1998, the Compliance Incentive Bonus shall not be subject to any adjustment, but as earned. Such bonus payments shall be made within forty-five (45) days of the Expiration Date of the Agreement.

5. Agent agrees to provide detailed contact information for all of the Locations covered under the Agreement and to provide any assistance to AT&T that is necessary in the transition of the relationship with the Location from Agent to AT&T. Agent shall work with AT&T to


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develop a letter, to be signed jointly by Agent and AT&T, to be mailed to the
Locations informing of said transition.

6.       Agent agrees that effective with this Amendment, and up to twenty-four
(24) months after the Expiration Date, Agent shall not compete with AT&T for 0+ services at any of the Locations covered hereunder.

7. In the event of an inconsistency between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.


MURDOCK COMMUNICATIONS CORPORATION                 AT&T CORP.


/s/ Colin P. Halford                               /s/ John C. Powell
-----------------------------------------          --------------------------------------------
Authorized Signature                               Authorized Signature


Colin P. Halford                                   John C. Powell
-----------------------------------------          --------------------------------------------
Typed or Printed Name                              Typed or Printed Name


President                                          Sales Vice President
-----------------------------------------          --------------------------------------------
Title                                              Title


10/8/98                                            10/15/98
-----------------------------------------          --------------------------------------------
Date                                               Date


319-362-6900                                                Contract #
----------------------------------------                                ---------
Contact Telephone Number                                    Agent ID
                                                                        ---------
                                                            Location #
                                                                        ---------








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